  EXHIBIT 32.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly  Report of Siena Technologies, Inc. (the "Company") on Form 10-QSB for the period ending  September 30, 2007, as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,  Anthony DeLise,  Interim Chief Executive Officer and Principal Accounting Officer  of the Company,  certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 21, 2007
/s/ Anthony Delise Anthony Delise
Interim Chief Executive Officer and Principal Accounting Officer